SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                    FORM 8-K



                                  CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)     December 3, 1999
                                                    (December 2, 1999)



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300









                              WESTERN RESOURCES, INC.

Item 5. Other Events

     On December 2, 1999 Western Resources, Inc. and Protection One, Inc. announced Protection One receives extension on bank waiver.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Press release dated as of December 2, 1999 issued by Western Resources, Inc. and Protection One, Inc.






































                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date December 3, 1999                 By      /s/ William B. Moore
                                        William B. Moore, Executive Vice
                                          President, Chief Financial
                                            Officer and Treasurer


Date December 3, 1999                 By      /s/ Leroy P. Wages
                                          Leroy P. Wages, Controller





























                              EXHIBIT INDEX



Exhibit Number                                 Description of Exhibit

     99.1                                     Press release dated as of
                                               December 2, 1999 issued by
                                               Western Resources, Inc. and
                                               Protection One, Inc.